Exhibit 10.2

AMENDMENT NO. 3

Dated as of April 13, 2012

to

PLEDGE AGREEMENT

Dated as of May 23, 2011

THIS AMENDMENT NO. 3 (“Amendment”) is entered into as of April 13, 2012 by and between GRACO INC., a corporation organized under the laws of the State of Minnesota (the “Pledgor”) and U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent (in such capacity, and together with any successors in such capacity, the “Secured Party”) for the banks (the “Banks”) from time to time party to the Credit Agreement defined below and the noteholders (the “Noteholders” and collectively with the Banks, the “Creditors”) from time to time holding notes issued under the Note Purchase Agreements defined below.

PRELIMINARY STATEMENT

WHEREAS, the Pledgor, as borrower (the “Borrower”), the Borrowing Subsidiaries from time to time party thereto, the Banks and U.S. Bank National Association, as Agent, have entered into a Credit Agreement dated as of May 23, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Noteholders named in the Purchaser Schedule attached thereto have entered into a Note Agreement dated as of March 11, 2011, and it is contemplated that the Borrower may enter into a Note Agreement with one or more affiliates of The Prudential Insurance Company of America as Noteholders named in the Purchaser Schedule attached thereto (as each may be amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreements”, and together with the Credit Agreement and the agreements, documents and instruments delivered in connection with any or all of the foregoing (as each may be amended, restated, supplemented or otherwise modified from time to time), the “Senior Indebtedness Documents”);

WHEREAS, the Agent, the Secured Party and the Noteholders have entered into an Intercreditor and Collateral Agency Agreement dated as of May 23, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), pursuant to which the Secured Party has been appointed Collateral Agent;

WHEREAS, in consideration of the extensions of credit and other accommodations of the Creditors under the Senior Indebtedness Documents, the Pledgor has agreed to secure the Secured Obligations (as defined in the Intercreditor

Exhibit 10.2

Agreement) pursuant to that certain Pledge Agreement dated as of May 23, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”); and

WHEREAS, the Pledgor wishes to restructure its foreign operations and transfer ownership of the Pledged Interests to a newly-formed Subsidiary (the “Restructuring”), and wishes to amend the Pledge Agreement to pledge the shares representing 65% of the share capital of the new Subsidiary, Graco Global Holdings, a société à responsabilité limitée incorporated under the laws of Luxembourg, with registered office at 13-15, avenue de la Liberté, L-1931 Luxembourg, Grand-Duchy of Luxembourg, registered with the Registre de Commerce et des Sociétés de Luxembourg under number B 161.463 with a share capital of $20,000, the dividends received thereon and the proceeds thereof to the Secured Party on behalf of the Creditors, and the parties hereto have agreed to so amend the Pledge Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Pledge Agreement.

SECTION 2.  Amendments to the Pledge Agreement.    Effective as of the date first above written and subject to the satisfaction of the condition precedent set forth in Section 3 below, the Pledge Agreement is hereby amended as follows:

(a)        The Secured Party hereby releases any security interest it has in the Pledged Interests that appeared on Schedule I prior to the amendment thereof pursuant to the following clause (b) and the Collateral with respect thereto, and reconveys any and all right, title and interest it may have in and to such Pledged Interests and associated Collateral without recourse to the Pledgor.

(b)        Schedule I to the Pledge Agreement setting forth the “Pledged Interests” thereunder is hereby replaced in its entirety with Schedule I attached hereto as Annex A, and Pledgor hereby affirms its grant of a security interest in the Collateral associated with such Pledged Interests for the ratable benefit of the Secured Party and the Creditors, to secure the prompt and complete payment and performance of the Secured Obligations.

SECTION 3.  Condition of Effectiveness.    This Amendment shall become effective as of the date first above written upon receipt by the Secured Party of (i) counterparts of this Amendment duly executed by all of the parties hereto and (ii) evidence satisfactory to the Secured Party that the security interest granted by the Pledge Agreement, as amended hereby, has been properly recorded in the share register of Graco Global Holdings S.à.r.l.

Exhibit 10.2

SECTION 4. Covenants, Representations and Warranties.

(a)        The Pledgor represents and warrants that it has duly executed and delivered the Pledge Agreement (as amended by this Amendment) and the Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable against it in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b)        Upon the effectiveness of this Amendment, the Pledgor hereby (i) represents that no Event of Default (as defined in the Pledge Agreement) exists, (ii) reaffirms all covenants, representations and warranties made in the Pledge Agreement, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, unless and to the extent that such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

(c)        The Pledgor hereby agrees that should the Restructuring fail to occur by April 20, 2012 (or such later date as the Secured Party shall determine in its sole discretion), the Pledgor shall take the appropriate steps to promptly execute a new pledge agreement substantially similar to the Pledge Agreement and all other documents reasonably required by the Secured Party to reconvey to the Secured Party, on behalf of the Creditors, the security interest in the Collateral released pursuant to Section 2(a) hereof. To the extent the foregoing actions are in contravention of the Credit Agreement or any Note Purchase Agreement, the Pledgor shall use its best efforts to enter into the requisite amendments thereto in order to permit the foregoing actions.

SECTION 5. Reference to the Pledge Agreement.

(a)        Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Pledge Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Pledge Agreement, as amended and modified hereby.

(b)        Except as specifically amended and modified above, the Pledge Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Creditors or the Secured Party, nor constitute a waiver of any provision of the Pledge Agreement, the Credit Agreement, the Note Purchase Agreements, the Intercreditor Agreement or any other Senior Indebtedness Document.

SECTION 6. Costs and Expenses. The Pledgor will pay or reimburse the

Exhibit 10.2

Secured Party on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) of the Secured Party incurred in connection with the preparation, execution and delivery of this Amendment.

SECTION 7. Governing Law.        THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF MINNESOTA.

SECTION 8. Execution.        This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page to this Amendment by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

SECTION 9. Headings.        Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PLEDGOR:

GRACO INC.

By:	/s/ Christian E. Rothe
Christian E. Rothe
Vice President and Treasurer

Exhibit 10.2

U.S. BANK NATIONAL ASSOCIATION, Secured Party

By:	/s/ Ludmila Yakovlev

Name:	Ludmila Yakovlev
Title:	Assistant Vice President

Exhibit 10.2

ANNEX A

SCHEDULE I

TO

PLEDGE AGREEMENT

GRACO INC.

PLEDGED INTERESTS

Issuer:	Graco Global Holdings S.à.r.l

Jurisdiction of Organization:	Luxembourg

Type of Interest:	Parts sociales (shares)

Percentage Ownership:	65.00%

Number of Units/Shares:	13,000

Issuer:	Finishing Brands Holdings Inc.

Jurisdiction of Organization:	Minnesota

Type of Interest:	Uncertificated Common Stock

Percentage Ownership Pledged:	100.00%

Certificate No(s).:	N/A

Number of Units/Shares:	100